 Listing Report: Supplement No. 147 dated Sep 08, 2019 to Prospectus dated Jun 13, 2019
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-225797 and 333-225797-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Jun 13, 2019 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 13, 2019 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Jun 13, 2019, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 10505026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	60 months	Initial Status:	F

Investor yield:	9.24%	Borrower rate/APR:	10.24% / 12.48%	Monthly payment:	$427.31

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Nov-2008	Debt/Income ratio:	22%
TU FICO range:	760-779 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Analyst
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$12,199	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Has Mortgage:	Yes	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10307642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$16,100	Term:	36 months	Initial Status:	F

Investor yield:	5.14%	Borrower rate/APR:	6.14% / 8.55%	Monthly payment:	$701.16

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Jul-1984	Debt/Income ratio:	51%
TU FICO range:	780-799 (Aug-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	19 / 20	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Accountant/CPA
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$29,511	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10109270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$30,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$21,000	Term:	60 months	Initial Status:	F

Investor yield:	11.24%	Borrower rate/APR:	12.24% / 14.53%	Monthly payment:	$670.98

Investor servicing fee:	1.00%	Historical Return*:	3.57% - 6.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Dec-2010	Debt/Income ratio:	25%
TU FICO range:	740-759 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Accountant/CPA
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,066	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10504057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	36 months	Initial Status:	F

Investor yield:	30.82%	Borrower rate/APR:	31.82% / 35.89%	Monthly payment:	$325.91

Investor servicing fee:	1.00%	Historical Return*:	3.28% - 12.60%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Oct-2004	Debt/Income ratio:	26%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$19,423	Stated income:	$75,000-99,999
Delinquencies in last 7y:	5	Bankcard utilization:	97%
		Has Mortgage:	Yes	Borrower's state:	Oklahoma
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10516740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	36 months	Initial Status:	F

Investor yield:	30.82%	Borrower rate/APR:	31.82% / 35.89%	Monthly payment:	$325.91

Investor servicing fee:	1.00%	Historical Return*:	3.28% - 12.60%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	3	First credit line:	Dec-2000	Debt/Income ratio:	20%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	21 / 21	Length of status:	18y 6m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Police Officer/Correction Officer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$34,535	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	91%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10309173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Term:	36 months	Initial Status:	F

Investor yield:	8.99%	Borrower rate/APR:	9.99% / 13.55%	Monthly payment:	$209.71

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	6	First credit line:	Dec-2001	Debt/Income ratio:	22%
TU FICO range:	740-759 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	16y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Administrative Assistant
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,220	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	Not available
		Has Mortgage:	No	Borrower's state:	New York
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10503904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	60 months	Initial Status:	F

Investor yield:	9.34%	Borrower rate/APR:	10.34% / 12.59%	Monthly payment:	$321.22

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	May-2001	Debt/Income ratio:	9%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	21 / 21	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$29,952	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	41%
		Has Mortgage:	Yes	Borrower's state:	Hawaii
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10307225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Term:	36 months	Initial Status:	F

Investor yield:	5.04%	Borrower rate/APR:	6.04% / 8.45%	Monthly payment:	$152.20

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Feb-1996	Debt/Income ratio:	35%
TU FICO range:	800-819 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	16 / 16	Length of status:	32y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$73	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Has Mortgage:	No	Borrower's state:	Nevada
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10516488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	60 months	Initial Status:	F

Investor yield:	10.49%	Borrower rate/APR:	11.49% / 13.76%	Monthly payment:	$65.96

Investor servicing fee:	1.00%	Historical Return*:	3.57% - 6.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Aug-2015	Debt/Income ratio:	11%
TU FICO range:	700-719 (Sep-2019)	Inquiries last 6m:	2	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	8 / 8	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$2,915	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Has Mortgage:	Yes	Borrower's state:	Michigan
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10317804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Term:	36 months	Initial Status:	F

Investor yield:	5.04%	Borrower rate/APR:	6.04% / 8.45%	Monthly payment:	$136.98

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Feb-1997	Debt/Income ratio:	15%
TU FICO range:	800-819 (Aug-2019)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	21y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Fireman
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$817	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	2%
		Has Mortgage:	Yes	Borrower's state:	Louisiana
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Large Purchase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10307015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Term:	36 months	Initial Status:	F

Investor yield:	8.24%	Borrower rate/APR:	9.24% / 12.79%	Monthly payment:	$223.38

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Feb-2012	Debt/Income ratio:	14%
TU FICO range:	700-719 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	10 / 10	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Waiter/Waitress
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,723	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10306127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Term:	36 months	Initial Status:	F

Investor yield:	6.94%	Borrower rate/APR:	7.94% / 10.38%	Monthly payment:	$563.56

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Sep-2004	Debt/Income ratio:	30%
TU FICO range:	760-779 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$9,184	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10306856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$16,100	Term:	36 months	Initial Status:	F

Investor yield:	6.04%	Borrower rate/APR:	7.04% / 9.46%	Monthly payment:	$710.59

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Dec-2005	Debt/Income ratio:	21%
TU FICO range:	720-739 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	11 / 11	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$18,016	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Has Mortgage:	No	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10306667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$21,700.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,190	Term:	36 months	Initial Status:	F

Investor yield:	9.49%	Borrower rate/APR:	10.49% / 14.06%	Monthly payment:	$705.20

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Aug-2004	Debt/Income ratio:	24%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	9 / 9	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Nurse (RN)
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$13,062	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	86%
		Has Mortgage:	No	Borrower's state:	California
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10306547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	60 months	Initial Status:	F

Investor yield:	9.24%	Borrower rate/APR:	10.24% / 12.48%	Monthly payment:	$427.31

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Mar-2005	Debt/Income ratio:	21%
TU FICO range:	760-779 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	14 / 14	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Food Service Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$1,978	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Has Mortgage:	Yes	Borrower's state:	Georgia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10306352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	12.54%	Borrower rate/APR:	13.54% / 17.18%	Monthly payment:	$339.55

Investor servicing fee:	1.00%	Historical Return*:	3.57% - 6.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Aug-2003	Debt/Income ratio:	30%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	25 / 25	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$31,891	Stated income:	$75,000-99,999
Delinquencies in last 7y:	1	Bankcard utilization:	54%
		Has Mortgage:	No	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10305935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	12.54%	Borrower rate/APR:	13.54% / 17.18%	Monthly payment:	$339.55

Investor servicing fee:	1.00%	Historical Return*:	3.57% - 6.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	8	First credit line:	Jan-2012	Debt/Income ratio:	27%
TU FICO range:	680-699 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	14 / 14	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$27,562	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Has Mortgage:	No	Borrower's state:	North Carolina
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10235330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Term:	36 months	Initial Status:	F

Investor yield:	9.99%	Borrower rate/APR:	10.99% / 14.57%	Monthly payment:	$196.40

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	May-2016	Debt/Income ratio:	16%
TU FICO range:	680-699 (Aug-2019)	Inquiries last 6m:	1	Employment status:	Other
Current delinquencies:	0	Current / open credit lines:	7 / 7	Length of status:	33y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Not available
Public records last 24m/10y:	0 / 1	Revolving credit balance:	$3,884	Stated income:	$25,000-49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Has Mortgage:	No	Borrower's state:	New Jersey
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10424046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	7.84%	Borrower rate/APR:	8.84% / 12.38%	Monthly payment:	$317.25

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Sep-2012	Debt/Income ratio:	16%
TU FICO range:	760-779 (Aug-2019)	Inquiries last 6m:	0	Employment status:	Self-employed
Current delinquencies:	0	Current / open credit lines:	3 / 3	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Truck Driver
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$3,004	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Has Mortgage:	Yes	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10515150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Term:	36 months	Initial Status:	F

Investor yield:	9.34%	Borrower rate/APR:	10.34% / 13.91%	Monthly payment:	$648.54

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Sep-1990	Debt/Income ratio:	43%
TU FICO range:	700-719 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	25 / 25	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$21,674	Stated income:	$50,000-74,999
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Has Mortgage:	Yes	Borrower's state:	Pennsylvania
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10502413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Term:	36 months	Initial Status:	F

Investor yield:	10.24%	Borrower rate/APR:	11.24% / 14.83%	Monthly payment:	$65.70

Investor servicing fee:	1.00%	Historical Return*:	3.57% - 6.88%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	7	First credit line:	Jan-2005	Debt/Income ratio:	18%
TU FICO range:	660-679 (Sep-2019)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$0	Stated income:	$25,000-49,999
Delinquencies in last 7y:	1	Bankcard utilization:	Not available
		Has Mortgage:	No	Borrower's state:	New York
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10502368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$30,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$21,000	Term:	36 months	Initial Status:	F

Investor yield:	9.90%	Borrower rate/APR:	10.90% / 14.48%	Monthly payment:	$980.74

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Nov-2015	Debt/Income ratio:	14%
TU FICO range:	740-759 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	6 / 6	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Computer Programmer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$884	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Has Mortgage:	No	Borrower's state:	Kansas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10515093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$30,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$21,000	Term:	60 months	Initial Status:	F

Investor yield:	16.50%	Borrower rate/APR:	17.50% / 19.91%	Monthly payment:	$753.67

Investor servicing fee:	1.00%	Historical Return*:	3.29% - 7.19%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Jun-2009	Debt/Income ratio:	6%
TU FICO range:	700-719 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	16 / 16	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Teacher
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$11,790	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	34%
		Has Mortgage:	Yes	Borrower's state:	Utah
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10500064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Term:	36 months	Initial Status:	F

Investor yield:	30.82%	Borrower rate/APR:	31.82% / 35.89%	Monthly payment:	$325.91

Investor servicing fee:	1.00%	Historical Return*:	3.28% - 12.60%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	4	First credit line:	Jun-2005	Debt/Income ratio:	51%
TU FICO range:	700-719 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	20 / 20	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Police Officer/Correction Officer
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$67,633	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Has Mortgage:	Yes	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10385446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Term:	60 months	Initial Status:	F

Investor yield:	9.03%	Borrower rate/APR:	10.03% / 12.27%	Monthly payment:	$95.68

Investor servicing fee:	1.00%	Historical Return*:	3.56% - 6.04%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Dec-2012	Debt/Income ratio:	19%
TU FICO range:	740-759 (Aug-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	13 / 13	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$11,784	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Has Mortgage:	Yes	Borrower's state:	Florida
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10517706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Term:	36 months	Initial Status:	F

Investor yield:	30.82%	Borrower rate/APR:	31.82% / 35.89%	Monthly payment:	$130.36

Investor servicing fee:	1.00%	Historical Return*:	3.28% - 12.60%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	5	First credit line:	Oct-1993	Debt/Income ratio:	30%
TU FICO range:	640-659 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Skilled Labor
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$15,514	Stated income:	$25,000-49,999
Delinquencies in last 7y:	9	Bankcard utilization:	Not available
		Has Mortgage:	No	Borrower's state:	Virginia
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10517364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$16,100	Term:	60 months	Initial Status:	F

Investor yield:	7.54%	Borrower rate/APR:	8.54% / 10.29%	Monthly payment:	$472.32

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	10	First credit line:	Jan-2002	Debt/Income ratio:	21%
TU FICO range:	740-759 (Sep-2019)	Inquiries last 6m:	Not available	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	12 / 12	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Analyst
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$60,117	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	52%
		Has Mortgage:	Yes	Borrower's state:	North Carolina
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10517145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Term:	36 months	Initial Status:	F

Investor yield:	9.64%	Borrower rate/APR:	10.64% / 14.22%	Monthly payment:	$488.53

Investor servicing fee:	1.00%	Historical Return*:	3.55% - 6.18%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	9	First credit line:	Jul-2007	Debt/Income ratio:	18%
TU FICO range:	660-679 (Sep-2019)	Inquiries last 6m:	1	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	12 / 12	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Clerical
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$14,362	Stated income:	$50,000-74,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Has Mortgage:	Yes	Borrower's state:	Texas
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 10517100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Term:	36 months	Initial Status:	F

Investor yield:	5.04%	Borrower rate/APR:	6.04% / 8.45%	Monthly payment:	$304.40

Investor servicing fee:	1.00%	Historical Return*:	3.36% - 4.78%

* Historical Return Range for Single or Multiple Prosper Ratings (e.g., Loan Listing, Auto Invest) Represents the Historical Return Range for the Prosper Rating or mix of Prosper Ratings (as applicable) as of August 31, 2019. Historical Returns are based on actual payments (other than principal) received by the investor net of fees and losses (including from charged-off loans). To be included in the historical return (“Historical Return”) calculation, the loan must have originated (a) on or after July 1, 2009, and (b) at least 12 months prior to the calculation date. We calculate the Historical Return for loans originated through Prosper as follows. First, loans are separated into distinct “Groups” based on the specific month and year in which they were originated and their Prosper Rating or mix of Prosper Ratings (as applicable) at origination. For each Group, we calculate: (a) the sum of the interest paid, plus late fees, minus servicing fees, minus collection fees, in each case on active loans, plus net recoveries on charged-off or defaulted loans, plus net debt sale proceeds on sold loans, minus gross principal losses; divided by (b) the sum of the principal balances outstanding on active loans at the end of each day since origination. We then annualize the result to get the “Historical Return” for the Group. Once this calculation is performed for every Group, we compute the 10th and 90th cumulative-outstanding-principal-dollar-weighted percentiles of the Historical Returns of the Groups within each Prosper Rating or mix of Prosper Ratings (as applicable) to get the “Historical Return Range” of the relevant Prosper Rating or mix of Prosper Ratings. For purposes of this calculation, “active” means loans that are current in payments or delinquent less than 120 days; loans that have paid off, charged-off or are in default are not considered active. The Historical Return calculation (a) is updated monthly; and (b) excludes the impact of servicing related non-cash corrective adjustments that may modify the outstanding balance or status of a borrower loan. The actual return on any Note depends on the prepayment and delinquency pattern of the loan underlying each Note, which is highly uncertain. Individual results may vary. Historical performance is no guarantee of future results and the information presented is not intended to be investment advice or a guarantee about the performance of any Note.
Borrower's Credit Profile
Prosper score (1-11):	11	First credit line:	Sep-1995	Debt/Income ratio:	24%
TU FICO range:	800-819 (Sep-2019)	Inquiries last 6m:	0	Employment status:	Employed
Current delinquencies:	0	Current / open credit lines:	16 / 16	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Retail Management
Public records last 24m/10y:	Not available / 0	Revolving credit balance:	$6,722	Stated income:	$75,000-99,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Has Mortgage:	Yes	Borrower's state:	New Jersey
Credit information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

"Not available" indicates the information could not be obtained by the credit bureau.
Description
Home Improvement
Information in the Description is not verified.